Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

April 15, 2016

Supplement to the Summary Prospectuses and Prospectus each dated January 29, 2016

Portfolio Manager Changes

The FMI Funds’ investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.  Effective as of May 31, 2016, Karl T. Poehls is leaving Fiduciary Management, Inc. to pursue other business activities and personal interests, and will no longer serve on the PMC.  Mr. Poehls will continue to serve on the PMC until May 31, 2016.  In connection with this transition, the Funds are adding Jordan S. Teschendorf, an employee of Fiduciary Management who is familiar with the Funds and their investment strategies, to the PMC effective immediately.  The table identifying the PMC members for each of the Funds, as contained in each Summary Prospectus and the Summary Sections of the Prospectus, is hereby amended and restated in full to read as follows:

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English, CFA	Chief Executive Officer and Chief Investment Officer	29
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	21
Andy P. Ramer, CFA	Director of Research and Research Analyst	13
Jonathan T. Bloom, CFA	Research Analyst
Matthew J. Goetzinger, CFA	Research Analyst
Robert M. Helf, CFA	Research Analyst	18
Karl T. Poehls, CFA (Term expiring May 31, 2016)	Research Analyst	8
Daniel G. Sievers, CFA	Research Analyst	7
Matthew T. Sullivan	Research Analyst	3
Jordan S. Teschendorf	Research Analyst	1

The disclosure in the Prospectus regarding the background of the members of the PMC is hereby amended and restated in full to read as follows:

Patrick J. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.  John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.  Andy P. Ramer, CFA, has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Jonathan T. Bloom, CFA, has been employed by the Adviser since 2010 as a Research Analyst.  Matthew J. Goetzinger, CFA, has been employed by the Adviser since July 2004 as a Research Analyst. Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst.  Karl T. Poehls, CFA, has been employed by the Adviser since 2008 as a Research Analyst.  Daniel G. Sievers, CFA, has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan has been employed by the Adviser since 2013 as a Research Analyst. From 2009 to 2013 Mr. Sullivan attended Brown University.  Jordan S. Teschendorf has been employed by the Adviser since June 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison.

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The date of this Supplement is April 15, 2016.

Please retain this Supplement for future reference.

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